Exhibit 99.2

3rd Quarter 2008 Earnings Call

Agenda • Action Beats Conversation • Financial Overview • Concluding Comments • Q&A Bill Lasky Dave Armstrong Bill Lasky Bill Lasky Dave Armstrong 2

Forward Looking Statements

STATEMENTS IN THIS PRESENTATION WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE "FORWARD LOOKING STATEMENTS" WITHIN THE "SAFE HARBOR" PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO, AND THE EXPECTATIONS AND ASSUMPTIONS DEEMED REASONABLE BY, ACCURIDE CORPORATION AT THE TIME THIS PRESENTATION WAS MADE. ALTHOUGH ACCURIDE BELIEVES THAT THE ASSUMPTIONS UNDERLYING SUCH STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT THEY WILL BE ATTAINED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS INCLUDE BUT ARE NOT LIMITED TO MARKET DEMAND IN THE COMMERCIAL VEHILCE INDUSTRY, GENERAL ECONOMIC, BUSINESS AND FINANCING CONDITIONS, LABOR RELATIONS, GOVERNMENTAL ACTION, COMPETITOR PRICING ACTIVITY, EXPENSE VOLATILITY AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

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ACCURIDE CORPORATION

Action Beats Conversation • Customer relationships • Respect for sales team • Improved brand recognition • Strong Accuride team • Refining Accuride’s Strategy • Increased focus on core • Restructuring phases • Focus on those items we can control • Core competencies • Brand integration • Restructuring Initiatives

Goodwill & Other Intangible Asset Impairment ($ in millions) Wheels Components Other Total Goodwill Prior to Impairment $123.2 $243.9 $ 11.7 $ 378.8 Impairment -186.5 6.6 193.1 Balance as of Sept. 30, 2008 $123.2 $ 57.4 $ 5.1 $ 185.7 Other Intangibles Prior to Impairment $ 0.6 $113.1 $ 11.6 $ 125.3 Impairment -17.4 1.8 19.1 Balance as of Sept. 30, 2008 $ 0.6 $ 95.7 $ 9.8 $106.2 • Impairment driven by industry conditions, economic conditions, and ACW stock price.

Restructuring Initiatives ($ in millions) Q3 CHARGES COGS Wheels $4.3 Components 2.1 Other 0.1 Corporate 0.3 $6.8 SG&A $4.7 Total $11.5 BENEFITS 2008 $ 6.0 2009 & Forward $27.5

Q3 2008 vs. Q3 2007 ($ in millions, except for share data) 3Q08 Restructuring & Impairment Impact 3Q08 Adjusted 3Q07 Adjusted Variance Net Sales Wheels $ 96.2 $ 96.2 $ 103.7 $ (7.5) Components 131.9 131.9 106.7 25.2 Other 11.4 11.4 10.1 1.3 Total Net Sales $ 239.5 $ 239.5 $ 220.6 $ 18.9 Gross Profit Wheels $ 10.6 $ 4.3 $ 14.9 $ 13.8 $ 1.1 Components (1.1) 2.1 1.0 (4.2) 5.2 Other 3.1 0.1 3.2 3.2 - Corporate (0.7) 0.3 (0.4) 0.5 (0.9) Total Gr oss Profit $ 11.9 $ 6.8 $ 18.7 $ 13.3 $ 5.4 Operating Expenses 14.8 (4.7) 10.1 13.7 (3.6) Impairment 212.2 (212.2) --- Income from Operations $ (215.1) $ 223.7 $ 8.6 $ (0.4) $ 9.0 Net Income $ (201.2) $ 202.0 $ 0.8 $ (1.2) $ 2.0 Diluted income (loss) per share $ (5.67) $ 5.69 $ 0.02 $ (0.03) $ 0.05 Adjusted EBITDA $ 20.1 -$ 20.1 $ 13.7 $ 6.4 • Sales increase $18.9 million or 8.6% year over year primarily due to surcharge recovery in the Components segment. • EBITDA increase of $6.4 million or 46% 7

YTD 2008 vs. YTD 2007 Restructuring & Impairment YTD 2008 Adj usted ($ in millions, except for share data) YTD 2008 Impact Adj usted YTD 2007 Variance Net Sales Wheels $ 305.3 -$ 305.3 $ 376.4 $ (71.1) Components 380.1 -380.1 380.4 (0.3) Other 37.2 -37.2 34.3 2.9 Total Net Sales $ 722.6 -$ 722.6 $ 791.1 $ (68.5) Gross Profit Wheels $ 47.8 $ 4.3 $ 52.1 $ 50.1 $ 2.0 Components* (9.1) 9.8 0.7 8.5 (7.8) Other 10.3 0.1 10.4 8.7 1.7 Corporate (3.5) 0.3 (3.2) (1.4) (1.8) Total Gross Profit $ 45.5 $ 14.5 $ 60.0 $ 65.9 $ (5.9) Operating Expenses 41.2 (4.7) 36.5 43.0 6.5 Impairment 212.2 (212.2) --- Income from Operations $ (207.9) $ 231.4 $ 23.5 $ 22.9 $ 0.6 Net Income $ (209.5) $ 206.4 $ (3.1) $ 1.8 $ (4.9) Diluted income (loss) per share $ (5.91) $ 5.82 $ (0.09) $ 0.05 $ (0.14) Adj usted EBITDA $ 58.3 -$ 58.3 $ 91.2 $ (32.9) * Adj ustment i ncl udes stri ke rel ated costs at Guni te of $7.7 mill ion

2008 Free Cash Flow ($, in millions) Q3 08 Q2 08 Q3 07 CASH FROM OPERATIONS $5.5 ($4.1) $11.8 CAPITAL EXPENDITURES ($5.0) ($9.4) ($9.2) FREE CASH FLOW $0.5 ($13.5) $2.6 Consistent with prior years, we anticipate that the fourth quarter will be the strongest for free cash flow

Debt & Leverage ($, in millions except per share data) Total Debt $ 572.7 Cash $ 32.4 Net Debt $ 540.3 Revolver $125.0 * Liquidity at end of quarter $157.4 Leverage Ratio 6.62x * October 30, 2008, draw down of $95 million resulting in $78.4 million of funds received – remaining balance of $30 million of which Lehman holds $7.6 million 10

2008 Outlook ($, in millions) ADJ. EBITDA $80.0 TO $85.0 FREE CASH FLOW Break even to ($5.0) NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES • Class 8 190,000 to 200,000 units • Class 5-7 170,000 to 180,000 units • Trailer 140,000 to 145,000 units • Reduction in 2008 forecasted Class 5-8 and trailer production since last quarter OTHER KEY ASSUMPTIONS • Net Interest Expense = $43 – 45 million • Depreciation = $42.0 million • Cash Taxes = Less than $5.0 million • Amortization = $5.5 million • Capital Expenditures = $30.0 – 35.0 million • 35.8 million fully diluted shares • Working Capital Use = $5.0 – 10.0 million outstanding 11

3rd Quarter Operational Highlights Significant Adjusted EBITDA improvement • Adj. EBITDA of $20.1 million, up 46.7% Restructuring plan on track • $6 million of savings in Q4 2008 • Additional $20 million of savings in 2009 Second phase of restructuring being analyzed • Preliminary estimates indicate additional $12-15 million of savings beginning in 2010 Free cash flow • The company expects to generate $45 – 50 million of free cash flow in 4Q08

APPENDIX

NON-GAAP FINANCIAL DATA

ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP") AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE'S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY'S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY'S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES.

FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP") AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE'S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

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ACCURIDE CORPORATION

EBITDA Reconciliation (in thousands) 3Q08 3Q07 YTD08 YTD07 NET INCOME (LOSS) $ (201,179) $ (1,220) $ $)(209,545 1,789 Net interest expense 11,626 11,615 35,824 34,906 Income tax benefit )(26,042 (8,270) )(34,791 (7,978) Depreciation and amortization 11,377 12,737 34,545 48,484 EBITDA (204,218) 14,862 (173,967) 77,201 Restructuring, severance and other charges 223,758 1,279 231,411 19,540 Items related to our credit agreement2 541 )(2,420 845 (5,496 ADJ USTED EBITDA $ $20,081 13,721 $ $58,289 91,245